UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 17, 2026

Date of Report (Date of earliest event reported)

JAB Acquisition Corp I

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43341	41-2462795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Sylvan Avenue Suite 2230 Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 899-4470

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant and one right to receive one-fourth (1/4th) of one Class A ordinary share	JABRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	JAB	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share	JABRW	The Nasdaq Stock Market LLC
Rights to receive one-fourth (¼th) of one Class A ordinary share	JABRR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 17, 2026, JAB Acquisition Corp I. (the “Company”) entered into a trademark settlement agreement (the “Settlement Agreement”) with a third party (the “Claimant”) to amicably resolve an outstanding trademark claim regarding the Company's name and its trading symbol.

Under the terms of the Settlement Agreement, and to prevent any potential market or consumer confusion with the Claimant’s prior registered marks, the Company has agreed to alter its market presence. Consequently, the Company has filed a request with the Nasdaq Stock Market LLC (“Nasdaq”) to voluntarily change its trading ticker symbol.

The Company expects its Class A ordinary shares, units, warrants and rights to begin trading under the new ticker symbols ATLQ, ATLQU, ATLQW and ATLQR, respectively, on a date to be announced following confirmation from Nasdaq.

No action is required by the current shareholders of the Company. The change in trading ticker symbols described above does not affect the validity of any outstanding stock certificates, the ownership percentage of the existing shareholders or the underlying capital structure of the Company. The Company's CIK number will remain unchanged.

In addition, pursuant to the terms of the Settlement Agreement, the Company intends to change its name to Atlantic Acquisition Corp I. This name change shall become effective upon approval by the board of directors and the shareholders of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2026

JAB Acquisition Corp I

By:	/s/ Joshua Jagid
Name:	Joshua Jagid
Title:	Chief Executive Officer

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